Exhibit 10.19

P.V. NANO CELL LTD. 2010 OPTION PLAN

NOTICE OF STOCK OPTION AWARD

Grantee’s Name and Address:	_______________________
_______________________
_______________________
_______________________
Grantee’s Israeli ID Number:	_______________________

You (the “Grantee”) have been granted an option to purchase Ordinary Shares par value NIS 0.01 each of P.V. Nano Cell Ltd. (the “Company”), subject to the terms and conditions of this Notice of Stock Option Award (the “Notice”), the P.V. Nano Cell Ltd. 2010 Option Plan, as amended from time to time (the “Plan”) and the Stock Option Award Agreement (the “Option Agreement”) attached hereto, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Notice.

Date of Award	______________

Purchase Price per Share	NIS 0.01

Total Number of Shares Subject to the Option (the “Shares”)	________

Total Purchase Price	________

Type of Option:	3(i) Option

Expiration Date:	On the 7th anniversary following the Date of Award subject always to earlier termination

Vesting Schedule:

Subject to the limitations set forth in this Notice, the Plan and the Option Agreement, the Option may be exercised, in whole or in part, in accordance with the following schedule:

____________ Shares shall become fully vested on___________.

An additional ______ options to vest on each of: ____________________________.

In the event of termination of the Grantee’s engagement with the Company for Cause, the Grantee’s right to exercise the Option shall terminate concurrently with the termination of the Grantee’s engagement with the Company, except as otherwise determined by the Committee.

IN WITNESS WHEREOF, the Company and the Grantee have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Option Agreement.

                                                                                            _________________________

                P.V. Nano Cell Ltd.

                a corporation organized under

                the laws of the State of Israel

                By: _______________

                       Title: _______________

THE GRANTEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE OPTION AGREEMENT OR THE PLAN SHALL CONFER UPON THE GRANTEE ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR FUTURE ENGAGEMENT OF THE GRANTEE BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH THE GRANTEE’S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE GRANTEE PROVIDES SERVICES TO TERMINATE THE ENGAGEMENT WITH THE GRANTEE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE. THE GRANTEE ACKNOWLEDGES THAT THE GRANTEE’S PARTICIPATION UNDER THE PLAN IS VOLUNTARY.

The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof. The Grantee has reviewed this Notice, the Plan and the Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice and fully understands all provisions of this Notice, the Plan and the Option Agreement. The Grantee hereby agrees that allquestions of interpretation and administration relating to this Notice, the Plan and the OptionAgreement shall be resolved by the Administrator in accordance with Section 10 of the Option Agreement. The Grantee hereby agrees to the jurisdiction and venue selection and that all disputes arising out of or relating to this Notice, the Plan and the Option Agreement shall be resolved in accordance with Section 12 of the Option Agreement. The Grantee further agrees to notify the Company upon any change in the residence address indicated in this Notice.

Dated: ______________________	Signed: _________________________________

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P.V. NANO CELL LTD. 2010 OPTION PLAN

STOCK OPTION AWARD AGREEMENT

1.             Grant of Option. P.V. Nano Cell Ltd., a corporation organized under the laws of the State of Israel (the “Company”), hereby grants to the Grantee (the “Grantee”) named in the Notice of Stock Option Award (the “Notice”), an option (the “Option”) to purchase the Total Number of Ordinary Shares of the Company subject to the Option par value NIS 0.01 each (the “Shares”) set forth in the Notice, at the Purchase Price per Share set forth in the Notice (the “Purchase Price”) subject to the terms and provisions of the Notice, this Stock Option Award Agreement (the “Option Agreement”) and the Company’s 2010 Option Plan, as amended from time to time (the “Plan”), which are incorporated herein by reference. Unless otherwise defined herein, defined terms used in this Option Agreement shall have the same defined meanings set out in the Plan.

2.             Exercise of Option.

(a)         Right to Exercise. The Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice and with the applicable provisions of the Plan and this Option Agreement. The Option shall be subject to the provisions of Sections 9 and 11.2 of the Plan, relating to the exercisability or termination of the Option in the event of a corporate transaction. The Grantee shall be subject to reasonable limitations on the number of requested exercises during any monthly or weekly period as determined by the Committee. In no event shall the Company issue fractional Shares.

(b)         Method of Exercise. The Option shall be exercisable by delivery of an exercise notice or by such other procedure as specified from time to time by the Administrator which shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other provisions as may be required by the Committee. The Exercise Notice shall be signed by the Grantee and shall be delivered in person, by certified mail, or by such other method (including electronic transmission) as determined from time to time by the Committee, to the Company accompanied by payment of the Purchase Price. The Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Purchase Price.

(c)         Taxes. No Shares will be delivered to the Grantee or other person pursuant to the exercise of the Option until the Grantee or other person has made arrangements acceptable to the Committee for the satisfaction of applicable income tax and employment tax withholding obligations, including, without limitation, such other tax or benefit obligations incident to the receipt of Shares (whether such tax or benefit is the obligation of the Grantee or the Company). Upon exercise of the Option, the Company may offset or withhold (from any amount owed by the Company or the Grantee) or collect from the Grantee or other person an amount sufficient to satisfy such tax obligations.

3.           Method of Payment. Payment of the Purchase Price shall be made by any of the following, or a combination thereof, at the election of the Grantee; provided, however, that such exercise method does not then violate any applicable law:

(a)     cash;

(b)     check; or

(c)     wire transfer.

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4.           Restrictions on Exercise. The Option may not be exercised if the issuance of the Shares subject to the Option upon such exercise would constitute a violation of any applicable laws. If the exercise of the Option within the applicable time periods as referenced Section 5 of this Option Agreement is prevented by the provisions of this Section 4, the Option shall remain exercisable until one (1) month after the date the Grantee is notified by the Company that the Option is exercisable, but in any event no later than the Expiration Date set forth in the Notice.

5.           Termination. The Grantee represents that the Grantee has read and agrees with the terms of Section 10 to the Plan including all sub-sections concerning the effect of Termination or Change of Continuous Service, Disability of Grantee and Death of Grantee.

6.           Non-Transferability of Option and Shares. The Option may not be transferred in any manner other than by will or by the laws of descent and may be exercised during the lifetime of the Grantee only by the Grantee.

7.           Term of Option. The Option may be exercised no later than the Expiration Date set forth in the Notice or such earlier date as otherwise provided herein. After the Expiration Date or such earlier date, the Option shall be of no further force or effect and may not be exercised.

8.           Grantee’s Declarations.

(a)         The Options issued have been neither offered nor sold by any means of general solicitation or general advertising; The Grantee has received no representations or warranties (written or oral) with respect to the Options or the underlying Shares to be issued upon exercise or any other written matter in connection therewith other than set forth in such engagement agreement executed between the Grantee and the Company (if any); and in entering into this Option Agreement, the Grantee is not relying upon any representation or warranty by the Company or any other person or entity or any other information other than set forth herein and as a result of Grantee’s own independent investigation.

(b)         The Grantee has had an opportunity to ask questions of and receive answers from the representatives of the Company concerning the terms and conditions of the Options and all such questions have been answered to the Grantee’s full satisfaction.

(c)         The Grantee has such knowledge and experience in financial and business matters and that Grantee is capable of evaluating the merits and risks of an exercising the Option and investing in the Shares of the Company.

(d)         The Grantee recognizes that an investment in the Shares involves a high degree of risk, and the Grantee is able to bear the economic risks of such an investment and does not have an immediate need (and do not contemplate a need) to liquidate the investment in the Shares, and at the present time can afford a complete loss of an investment in the Shares.

(e)         The Grantee shall exercise the Option and acquire the Shares for the Grantee’s own account, for investment purposes only, and not with a view to, or for, resale or other distribution, in whole or in part.

(f)          The Grantee understands that the Shares once issued have not been registered under any securities laws, and will be issued in reliance on an exemption thereunder for transactions not involving any public offering.

(g)         The Grantee comprehends and agrees to assume the risks attendant to an investment in the Shares, and is determined that the exercise of the Options and issuance of the Shares is consistent with the Grantee’s investment objectives.

(h)        The Grantee understands that: there are restrictions on the transferability of the Shares; investors in the Shares have no right to require the Shares to be registered under any securities laws under any locality; there will be no public market for the Shares; and it may not be possible for the Grantee to liquidate the investment in the Shares when desired to do so and, accordingly, the Grantee may need to hold the Shares, and bear the economic risk of an investment in the Shares indefinitely.

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(i)          The Grantee further represents that the Grantee is not a U.S. Person.

(j)          The Grantee has reviewed with his own tax advisors the tax consequences of this grant of Options and the transactions contemplated by the exercise of the Option. The Grantee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Grantee understands that the Grantee (and not the Company) shall be responsible for all the Grantee’s own tax liabilities arising as a result of the grant of Options and the exercise of the Option into Shares and Grantee further acknowledges that the issuance of Options hereunder may impose an immediate tax liability on the Grantee’s behalf and neither the Plan, the Notice nor this Option Agreement is intended to provide or adhere with any tax relief or tax exemption benefit or conditions.

9.           Construction. The captions used in the Notice and this Option Agreement are inserted for convenience and shall not be deemed a part of the Option for construction or interpretation. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

10.         Administration and Interpretation. Any question or dispute regarding the administration or interpretation of the Notice, the Plan or this Option Agreement shall be submitted by the Grantee or by the Company to the Committee. The resolution of such question or dispute by the Committee shall be final and binding on all persons.

11.         Entire Agreement. The Notice, the Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and the Notice and the Option Agreement may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee. Nothing in the Notice, the Plan and this Option Agreement (except as expressly provided therein) is intended to confer any rights or remedies on any persons other than the parties. Should any provision of the Notice, the Plan or this Option Agreement be determined by a court of law to be illegal or unenforceable, such provision shall be enforced to the fullest extent allowed by law and the other provisions shall nevertheless remain effective and shall remain enforceable.

12.         Governing Law and Jurisdiction. The Company, the Grantee, and the Grantee’s assignees pursuant to Section 6 of this Option Agreement (the “parties”) agree that: (i) the Notice, the Plan and this Option Agreement are to be construed in accordance with and governed by the internal laws of the State of Israel without giving effect to any choice of law rule; (ii) in such a case of any suit, action, or proceeding arising out of or relating to the Notice, the Plan or this Option Agreement it shall be brought before the competent court in the City of Haifa, Israel and that the parties shall submit to the exclusive jurisdiction of suchcourt; (iii) to irrevocably waive, to the fullest extent permitted by law, any objection a party may have to the laying of venue for any such suit, action or proceeding brought in such court. If any one or more provisions of this Section 12 shall for any reason be held invalid or unenforceable, it is the specific intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

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13.         Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, upon deposit for delivery by an internationally recognized express mail courier service or upon deposit in the Israeli mail by certified mail (if the parties are within Israel), with postage and fees prepaid, addressed to the other party at its address as shown in these instruments, or to such other address as such party may designate in writing from time to time to the other party.

14.         Counterparts; Facsimile Signatures. This Option Agreement may be executed by the parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Grantee agrees that a facsimile copy of this Agreement that contains Grantee’s signature shall be considered the same as the original and shall be binding upon Grantee. Grantee waives the right to challenge the authenticity of a facsimile copy of this Agreement

15.         Additional Terms Regarding Options. upon the exercise of Vested Options and prior to the issuance of the shares, the Company may require and the Grantee shall sign if so required: (i) an irrevocable proxy of voting powers as to be provided by the Company if so required; (ii) shareholders rights agreement – to the extent existing in the Company; (iii) an undertaking not to sell shares of the Company for a period of up to 12 months after an IPO; and (iv) such other forms as may be necessary in order to issue the shares. The Grantee undertakes to sign such documents as precondition to the issue of shares in the Company as a result of such exercise.

GRANTEE __________________________	P.V. NANO CELL LTD. By: _____________________

Signature: __________________	Signature: ____________________

Address:	Address: P.V. Nano Cell Ltd. P.O.Box 236 Migdal Ha'Emek 23100 Israel

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